LEASE AGREEMENT

         This lease agreement, dated as of the 28th day of April, 1995, by and between G. D. Package Machinery, Inc., hereinafter referred to as "Landlord", and ITI Technologies, Inc., hereinafter referred to as "Tenant".

            Witnesseth, that for and in consideration of the rent hereafter reserved, and the covenants contained herein, the parties hereby agree as follows:

1.   LEASE PREMISES.

     Landlord hereby leases to Tenant the premises situated in the County of Chesterfield, Virginia, known and described as follows: a portion of that development known as Southport Corporate Center and located at 481 Southlake Boulevard. Said Premises contains approximately 2,725 square feet of office/warehouse space. Said premises are outlined in red on Exhibit "A" site plan, which is attached hereto and made a part hereof, hereinafter referred to as the "Premises".

2.   TERM AND POSSESSION.

     2.1 TERM. The term of this Lease shall be for thirty six (36) months commencing on June 1, 1995 and ending on May 30, 1998 unless sooner terminated pursuant to any provision hereof.

     2.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case, Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant, provided, however, that if Landlord shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Tenant is not received by landlord within said ten (10) day period, Tenant's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

     2.3 EARLY POSSESSION. If Tenant occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Tenant shall pay rent for such period at the rate of the "basic monthly rental" set forth below.

3.   RENT.

     3.1 RENT. Tenant shall pay to Landlord as rent for the Premises as follows:

               PERIOD                                 MONTHLY
               ------                                 -------
     June 1, 1995 - May 30, 1996                     $1,325.00
     June 1, 1996 - May 30, 1997                     $1,365.00
     June 1, 1997 - May 30, 1998                     $1,406.00


     Rent shall be payable without deduction or demand, in equal monthly installments as herein stated and hereinafter referred to as the "basic monthly rental", in advance on the first day of each calendar month during the term hereof, the first installment payable upon execution of this Lease and the remaining installments payable on the first day of each month during the said term to and at the office of G. D. Package Machinery, Inc., 501 Southlake Blvd., Richmond, VA 23236, or at such other place as Landlord may from time to time designate to Tenant in writing. Rent checks shall be made payable to G. D. Package Machinery, Inc. Should the term of this Lease commence on a day other than the first day of a calendar month, the parties agree that rental for the first month of the term shall be pro-rated and rent for the remaining months shall be due and payable on the first of the month as provided above.

     3.2 LATE CHARGE. Tenant hereby recognizes and acknowledges that if rental or other payments are not received when due, Landlord will suffer damages and additional expense thereby and Tenant therefore agrees, in addition to such other remedies as are available to Landlord, to pay as additional rent (if not waived by Landlord) a late charge equal to five percent (5%) of any sum due hereunder which is not paid within seven (7) days or its due date. Furthermore, Landlord or Agent shall have the right to require that rental payments be made by certified or cashier's check.

4.   SECURITY DEPOSIT.

     Tenant shall deposit with Landlord, upon execution hereof, One Thousand Three Hundred Twenty Five and No/100 Dollars ($1,325.00) as security for the faithful performance of Tenant's obligations hereunder. The conditions under which Landlord will hold (and be obligated subsequently to return) the security deposit are as follows:

      a.    Full term of Lease has expired.

      b. Tenant has given Landlord at least sixty (60) days' written notice that it will vacate the Premises.

      c. Tenant does vacate the Premises at the termination of Lease and returns keys thereto.

      d. Premises, inside and out, are left in "broom clean" condition and undamaged (except ordinary wear and tear).

      e. That there are no unpaid late charges, delinquent rent, court costs or attorneys fees or other monies owed by Tenant to Landlord.

     If Tenant has complied with each of the above requirements, Landlord agrees that said security deposit will be returned. No interest shall be paid on the security deposit and Tenant shall not offset any payment due hereunder by the security deposit or any part thereof. If Tenant violates any of the above requirements, Landlord may apply a part of, or all of the security deposit to cover the cost of expense incurred or deficiency existing in any monies due to the Landlord for failure to comply with the provisions of this Lease and the matters as set forth in paragraph 4(a) through (e) and the Landlord shall have the right to proceed with any other legal or equitable remedies available to it.

5.   USE

     The Premises shall be used and occupied only for general office/warehouse purposes as allowed in the Chesterfield County M-1 Zoning classification and for no other purpose.

6.   UTILITIES.

     Tenant agrees to pay when due all utility charges incurred in connection with its use and occupancy of the Premises, including, but not limited to, electricity, fuel, gas and telephone (including equipment and installation charges) and to immediately transfer all utility accounts into its own name at the commencement of the term of this Lease (or whenever Tenant occupies the Premises, if such occupancy is prior to the commencement of this Lease).

7.   CONDITION OF PREMISES.

     7.1 PREMISES NOT NEW. Landlord shall paint and carpet the office area and install a doorless passageway between the office area and the warehouse area, otherwise, the Landlord shall deliver the Premises to Tenant "as is" on the commencement of the term and Landlord agrees that the heating, plumbing, and electrical systems, as well as the air conditioning, will be in good working order and condition at the commencement of the term, or that Landlord will promptly, and at Landlord's expense, place same in good working order and condition if, but only if, within thirty (30) days after the commencement of the initial season during which the heating and air conditioning systems would normally be used, Tenant shall promptly give Landlord written notification of any defect in any such system which shall not have been caused by the fault or neglect of the Tenant. Upon tender by Landlord to Tenant of the above-mentioned equipment in good working order, Tenant shall thereafter be solely responsible for all maintenance, repairs and/or replacements required therefor during the term of this Lease as provided in Paragraph 8.2 below.

     7.2 ACCEPTANCE OF PREMISES. Except as otherwise provided in this Lease, Tenant hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Tenant takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinance and regulations governing and regulating the use of the Premises, and any easements, covenants, restrictions or other matters of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business.

8.   MAINTENANCE AND REPAIRS.

     8.1 STRUCTURAL MAINTENANCE. Landlord shall be solely responsible for and shall maintain in good condition and repair the roof, foundation, exterior walls, as well as the underground pipes and conduits,: and Landlord shall make all repairs becoming necessary by reason of any structural defect in the Premises; provided, however, that Landlord shall not be required to make any repairs necessitated by reason of any act or omission by Tenant, its employees, agents, licensees, invitees or anyone entering the Premises by force, but if Landlord does make any such repairs, Tenant agrees to promptly, upon demand, reimburse Landlord for the full costs thereof. That no liability shall be imposed on the Landlord because of any injury or damage to personal property, or because of any interference with the services and facilities listed above, caused by accidents or repairs, riots, strikes, or any other reason beyond the control of the Landlord, and that the Landlord shall be under no duty to restore any of such services and facilities or to make any of the repairs for which the Landlord is obligated, except after receipt of written notice from the Tenant of a need therefore, and there shall be a reasonable period of time within which the Landlord may make such repairs.

     8.2 OTHER MAINTENANCE AND REPAIRS. Except as otherwise expressly provided in Paragraph 8.1, Tenant shall, at its own expense, during the full term of this Lease, keep the Premises in good order and condition, and make all repairs and do all acts of maintenance becoming necessary in, upon or about the Premises, including specifically but not being limited to the doors sad door jambs, both inside and outside, loading docks, windows and window casings and sills, both inside and outside, and plate or other glass windows and doors, and to make, at Tenant's expense, all repairs and to do all acts or maintenance becoming necessary during the term of the Lease and to replace all worn out and broken parts of the heating, plumbing and electrical systems and equipment as well as the air conditioning and to enter into a service contract on behalf of Tenant only, for the regular maintenance of the heating system and air conditioning. All plate glass and other glass which may be damaged or broken shall be replaced by Tenant, at Tenant's expense with glass of the same kind and quality as that which may be damaged within 24 hours of such damage.

9.   ALTERATIONS.

     9.1 INSTALLATION. Tenant shall not make any alterations, additions, modifications or improvements to the Premises without the prior written consent of the Landlord, which consent will not be unreasonably withheld, and with the consent of any mortgagee or underlying lessor to the extent required. If Tenant desires to make any such alterations, etc., plans for same shall first be submitted to and approved by Landlord and same shall be done by Tenant, at its own expense, and Tenant agrees that all such work shall be done in a good and workmanlike manner and in accordance with applicable laws and regulations, that the structural integrity of the building shall not be impaired, that no liens shall attach to the Premises by reason thereof, and that Tenant will secure all necessary permits pertaining to the aforementioned alterations.

     9.2 OWNERSHIP AND REMOVAL. The alterations, additions, modifications and improvements referred to in Paragraph 9.1, and consented to in writing by Landlord, shall become part of the real property as soon as they are affixed thereto; however, Landlord may, at Landlord's option, require that Tenant remove all or any part of said alterations prior to the expiration of the Lease Term. If Landlord so requires, Tenant agrees at its own expense, to remove same and to restore the Premises to their original condition, reasonable wear and tear excepted.

10.  HAZARDOUS STORAGE.

     Tenant agrees that it will not store gasoline or other explosive, flammable or toxic material in the Premises or do anything which may cause Landlord's insurance company to void the policy covering the Premises or to increase the premium thereon, and that Tenant will immediately conform to all rules and regulations from time to time established by the Landlord's insurance company or insurance rating bureau.

11.  INSURANCE.

     11.1 FIRE INSURANCE. Tenant agrees, in addition to the provisions of Paragraph 10, that it will not do anything that will cause Landlord's insurance against loss by fire or other hazards, as well as public liability insurance, to be canceled or that will prevent Landlord from procuring same in acceptable companies and at standard rates. Tenant will further do everything reasonably possible and consistent with the conduct of Tenant's business, to enable Landlord to obtain the lowest possible rates for insurance on the Premises. If the cost to Landlord of obtaining insurance on the Premises (or the building in which the Premises are located) is increased above the first year due to the Tenant's occupancy thereof or any increase in rate or value of the Premises, Tenant agrees to pay, promptly upon demand, as additional rental, any such increase.

     11.2 LIABILITY INSURANCE AND INDEMNIFICATION OF LANDLORD. Landlord and Agent shall not be liable to Tenant for and Tenant does hereby release Landlord and Agent and their respective agents and employees from liability for any injury, loss or damages to the Tenant or to any other person or property occurring upon the Premises or the approaches thereto or the parking facilities in or adjacent thereto from any cause. Tenant agrees to indemnify and save the Landlord harmless against and from any and all liability, damages, expenses, including reasonable attorneys' fees, claims and demands of every kind, that may be brought against it, for or on account of any damages, loss or injury to persons or property in or about the Premises during the term of this Lease, or during any occupancy by Tenant prior to the commencement of this Lease. Tenant further agrees to carry, at its own expense, at all times, during the term hereof, public liability insurance, in a form and with a company satisfactory to Landlord's bodily injury and property damage combined single limit policy of at least $1,000,000 or in such greater amounts as Landlord may from time to time reasonably require. Tenant shall also carry, at its own expense, plate glass insurance, where appropriate. All such policies shall name the Tenant, the Landlord and Agent, as parties insured and shall contain a provision that the same may not be canceled without giving the Landlord and the Agent at least thirty (30) days' prior written notice. In addition, such policies or certificates evidencing that such policies are in effect, shall be delivered to Landlord and Agent at the commencement of the term hereof and renewals shall be delivered at least ten (10) days prior to the expiration or cancellation of any such policy.

12.  PERMITS - COMPLIANCE WITH LAWS.

     12.1 COMPLIANCE WITH LAWS. Tenant shall thereafter promptly comply with all statutes, laws, ordinances, orders, rules, regulations and requirements of the Federal, State and local governments and of the Board of Fire Underwriters applicable to Tenant's use of the Premises, for the correction, prevention and abatement of nuisances or violations in, upon or connected with the Premises during the term of this Lease. Tenant shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

13.  ASSIGNMENT AND SUBLETTING.

     Tenant agrees that it will not transfer, assign or sublet the Premises, in whole or in part, without Landlord's prior written consent. Landlord agrees that it will not arbitrarily withhold its consent, but if such consent is given, Tenant shall not be relieved from any liability under this Lease. Tenant further agrees that if it wishes to assign this Lease or sublet more than 25% of the Premises, it will first notify Landlord in writing, and Landlord may, by written notice to Tenant within thirty (30) days after receipt of Tenant's notice, cancel this Lease, in which event Landlord shall release Tenant as to liability arising under this Lease after the date of cancellation. Consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law.

14.  SUBORDINATION.

     Unless otherwise provided in the applicable instrument, Tenant accepts this Lease, and the tenancy created hereunder, subject and subordinate to any underlying leases, mortgages, deeds of trust, leasehold mortgages or other security interests now or hereafter a lien upon or affecting the Premises or any part thereof. Tenant shall, at any time hereafter, on request execute any instruments that may be required by any mortgage, mortgagee, deed of trust, trustee, or underlying owner or Landlord hereunder to subordinate Tenant's interest hereunder to the lien of any such mortgages, deed or deeds of trust or underlying lease, and the failure of Tenant to execute any such instruments, leases or documents shall constitute a default hereunder.

15.  ATTORNMENT AND NON-DISTURBANCE.

     Tenant agrees that upon any termination of Landlord's interest in the Premises, Tenant will, upon request, attorn to the person or organization then holding title to the reversion of the Premises (the "Successor") and to all subsequent Successors, and shall pay to the Successor all rents and other monies required to be paid by the Tenant hereunder and perform all of the other terms, covenants, conditions and obligations contained in this Lease, provided, however, that Tenant shall not be so obligated to attorn unless, if Tenant shall so request in writing, such Successor will execute and deliver to Tenant an instrument wherein such Successor agrees that so long as Tenant performs all of the terms, covenants and conditions of this Lease, Tenant's possession of the Premises under the provisions of this Lease shall not be disturbed by any such Successor.

16.  TAX ESCALATION.

     Tenant agrees to pay its proportionate share (which is hereby agreed to be 5%) if any increase in real estate taxes in excess of taxes paid or which the Landlord is obligated to pay for the calendar year 1995, upon the Premises or the tax parcel of which the Premises are a part, whether such increase shall be caused by an increase in the assessed value of the land and the improvements, or by increase in the tax rate, or otherwise. Such additional tax shall be payable as additional rental hereunder in one lump sum within fifteen (15) days after Landlord's demand therefor. Such payments shall be pro-rated in the event Tenant occupies the Premises for less than the applicable full tax year. A tax bill issued by the appropriate government authorities shall be accepted as conclusive evidence of the amount of said real estate taxes.

17.  PROPERTY LOSS OR DAMAGE.

     17.1 Tenant hereby expressly agrees that Landlord and Agent shall not be responsible in any manner for and does hereby release Landlord and Agent and their respective agents and employees from any and all liability for any damage or injury directly or indirectly caused by (i) dampness or water, whether due to a break or leak in any part of the roof, heating, plumbing, sprinkler or other system within the Premises, or in the building in which the Premises are located, no matter how caused; (ii) theft; (iii) fire or other casualty; (iv) any other cause whatsoever.

     17.2 Subject to the provisions of paragraph 17.1, Landlord shall not be liable for damage or injury to person or property of Tenant or of any other person or business unless notice in writing of any defect (a) which Landlord has under the terms of this Lease the duty to correct and (b) which has caused such damage or injury, shall have been given in sufficient time before the occurrence of such damage or injury reasonably to have enabled Landlord to correct such defect, and even then only if such damage or injury is due to Landlord's negligence.

18.  TENANT'S FAILURE TO PERFORM.

     In the event that Tenant fails, after fifteen (15) days' written notice from Landlord, to keep the Premises in good state of condition and repair, or to commence and continuously make required repairs, or to do any act or make any payment or perform any term or covenant on Tenant's part required under this Lease or otherwise fails to comply herewith, Landlord may (at its option, but without being required to do so) immediately, or at any time thereafter and without notice perform the same for the account of Tenant (including entering the Premises at all reasonable hours to make repairs and do any act or make any payment which Tenant has failed to do), and if Landlord makes any expenditures, or incurs any obligations for the payment of money in connection therewith, including, but not limited to, attorneys' fees in instituting prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twelve percent (12%) per annum and costs, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor. All rights given to Landlord in this section shall be in addition to any other right or remedy of Landlord herein contained.

19.  LANDLORD'S RIGHT TO ENTER AND SHOW PREMISES.

     19.1 LANDLORD'S RIGHT TO INSPECT AND REPAIR. Tenant agrees to permit Landlord or Agent to enter the Premises at any reasonable time for the purpose of determining the condition of the Premises and making repairs thereto, as provided above in Paragraph 17.

     19.2 LANDLORD'S RIGHT TO SHOW PREMISES. Tenant agrees that Landlord may show prospects through the premises during normal business hours and, within the last six months of the lease term, display a "For Lease" or "For Sale" sign on the Premises.

20.  SURRENDER AT END OF TERM.

     Except as otherwise provided in Paragraph 9.2, Tenant shall vacate the Premises at the expiration or other termination of this Lease and shall remove all goods and effects not belonging to Landlord and shall surrender possession of the Premises and all fixtures and systems thereof in good repair, reasonable wear and tear excepted. If Tenant shall fail to perform any of the foregoing obligations, Landlord is hereby expressly authorized to do so on Tenant's behalf and Landlord may sell such articles on the Premises as Landlord in its sole discretion deems saleable, and may dispose of others in any manner which it chooses. The proceeds of any such sale shall be applied toward the expenses thus incurred and any sums due under this Lease, and Tenant will receive net proceeds, if any, and agrees to pay any remaining balance promptly.

21.  HOLDING OVER.

     If Tenant shall not immediately surrender possession of the Premises at the termination of this Lease, Tenant shall become a month-to-month tenant upon the provisions of this Lease except the rate of the basic monthly rental shall be one and one half times the basic monthly rental applicable just prior to termination of this Lease, said rental to be payable in advance; but unless Landlord elects to accept such rental from Tenant, the Landlord shall continue to be entitled to re-take possession of the Premises without any prior notice to Tenant. If the Tenant shall fail to surrender possession of the Premises immediately upon the expiration of the term hereof, the Tenant hereby agrees that all of the obligations of the Tenant and all rights of the Landlord applicable during the term of this Lease shall be equally applicable during such period of subsequent occupancy, whether or not a month-to-month tenancy shall have been created as aforesaid. Tenant further agrees that it shall be liable for any damages suffered by Landlord by reason of Tenant's failure to immediately surrender the Premises.

22.  DESTRUCTION - FIRE OR OTHER CASUALTY.

     In case of partial damage to the Premises by fire or other casualty, insured against by Landlord, Tenant shall give immediate notice thereof to Landlord, and Landlord, to the extent that insurance proceeds respecting such damage are subject to and, in fact, are under the control and use of Landlord, shall thereupon cause such damage to all property owned by Landlord to be repaired with reasonable speed at the expense of Landlord, due allowance being made for reasonable delay which may arise by reason of adjustment of loss under insurance policies on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles" or any other cause beyond Landlord's control, and to the extent that the Premises are rendered untenantable, the rent shall proportionately abate, provided the damage above mentioned occurred without the fault or neglect of Tenant, those employing or retaining the services of Tenant, Tenant's servants, employees, agents, contractors, licensees, invitees or visitors. But if such partial damage is due to the fault or neglect of Tenant or any of other said persons, the damage may be repaired by Landlord at Tenant's expense and there shall be no apportionment or abatement of rent. In the event the damage shall be so extensive to the Premises as to render it uneconomical, in Landlord's opinion, to restore for the use of Tenant, as specified in Paragraph 5 hereof, or Landlord shall decide not to repair or rebuild the Premises, this Lease, at the option of Landlord, shall be terminated upon written notice to Tenant and the rent shall, in such event, be paid to or adjusted as of the date of such damage, and the terms of this Lease shall expire by lapse of time upon the third day after such notice is mailed, and Tenant shall thereupon vacate the Premises and surrender the same to Landlord, but no such termination shall release Tenant from any liability to Landlord arising from such damage or from any breach of the obligations imposed on Tenant hereunder.

23.  EMINENT DOMAIN.

     If the entire Premises shall be substantially taken (either temporarily or permanently) for public purposes, or in the event Landlord shall convey or lease the Premises to any public authority under threat or condemnation or taking, the rent shall be adjusted to the date of such taking or leasing or conveyance, and this Lease shall thereupon terminate. If only a portion of the Premises shall be so taken, leased or condemned, and a result of such partial taking, Tenant is reasonably able to use the remainder of the Premises for the purposes intended hereunder, then this Lease shall not terminate, but, effective as of the date of such taking, leasing or condemnation, the rent hereunder shall be abated in any amount thereof proportionate to the area of the Premises so taken, leased or condemned. If, following such partial taking, Tenant shall not be reasonably able to use the remainder of the premises for the purposes intended hereunder, then this Lease shall terminate as if the entire Premises had been taken, leased or condemned. In the event of a taking, lease or condemnation as described in this Paragraph, whether or not there is a termination hereunder, Tenant shall have no claim against Landlord other than an adjustment of rent, to the date of taking lease or condemnation, and Tenant shall not be entitled to any portion of any amount that may be awarded as damages or paid as a result or in settlement of such proceedings or threat.

24.  DEFAULTS - REMEDIES.

     The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

      (a)   The vacating or abandonment of the Premises by Tenant.

      (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due.

      (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than described in Paragraph (b) hereinabove, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of the Tenant's default is such that more than five (5) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said five (5)day period and thereafter, diligently prosecutes such cure to completion.

      (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors, filing by or against Tenant under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty
            (60) days), the appointment of a Trustee or receiver to take possession of substantially all of the Tenant's assets located in the Premises or the Tenant's interest in this Lease where possession is not restored to Tenant within thirty (30) days or the attachment, execution of other judicial seizure of substantially all of Tenant's assets located at the premises or Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     In the event of such material default or breach by Tenant, Landlord may at any time hereunder, with or without notice or demand, without limiting Landlord in the exercise of any other right or remedy which Landlord may have hereunder or pursuant to applicable law by reason of such default or breach, proceed in the following manner:

     Notwithstanding that Landlord prior to such breach or default shall have received rent or any payment, however designated, for the use of the Premises from or on behalf of Tenant or from any other person and regardless of and notwithstanding the fact that Landlord has or may have some other remedy under this Lease or by virtue hereof or by law or in equity, Landlord may immediately or at any time after any of such breach or default give to Tenant a notice of termination of this Lease, and, upon the giving of such notice, this Lease and the term and estate hereby granted shall expire and terminate upon the day so specified in such notice as fully and completely and with the same force and effect as if the day so specified were the date hereinbefore fixed for the normal expiration of the term of this Lease and all rights of Tenant under this Lease shall expire and terminate, but Tenant shall remain liable for damages as hereinafter provided.

     Upon any such termination of this Lease, Tenant shall peaceably quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess itself thereof, by force, summary proceeding, ejectment, unlawful detainer, or otherwise, and may dispossess and remove Tenant and all other persons and property from the Premises, and may have, hold and enjoy the Premises and the right to receive all rental and other income of and from the same. No re-entry by Landlord shall be deemed an acceptance of a surrender of this Lease.

     It is covenanted and agreed by Tenant that in the event of the termination of this Lease or of re-entry by Landlord, under any provisions of this Section or pursuant to law by reason of default hereunder on the part of Tenant, Tenant will pay to Landlord, as damages, at the election of Landlord, either:

      (a) a sum which at the time of such termination of this Lease represents the excess, if any, of:

            (i) the aggregate basic rental, additional rental and any other sums which would have been payable by Tenant for the period commencing with such termination of this Lease and ending with the date hereinabove set for the normal expiration of the full term hereby granted had this Lease not so terminated or had Landlord not so re-entered the Premises,

                                       or

            (ii) the aggregate rental value of the Premises (as determined by a M.A.I. appraiser selected by Landlord) for the same period;

                                       or

      (b) sums equal to the basic rental, additional rental and any other sums which would have been payable by Tenant had this Lease not so terminated, payable upon the days specified herein following such termination or such re-entry and until the date hereinabove set for the normal expiration of the full term hereby granted, provided, however, that if Landlord shall re-let the Premises during said period (it being understood that Landlord has no obligation to do so), Landlord shall credit Tenant with the net rents, if any, received by Landlord from such re-letting, the expenses incurred or paid by Landlord in terminating this Lease or of re-entering the Premises and of securing possession thereof, as well as the expenses of re-letting, including altering and preparing the Premises for new tenants, brokers' commissions and all other expenses chargeable against the Premises and the rental therefrom; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums otherwise payable by Tenant to Landlord hereunder.

            Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of this paragraph, or under any provisions of law, or had Landlord not re-entered the Premises. Landlord shall also be entitled to collect from Tenant any attorney's fees arising out of Tenant's default hereunder. Landlord shall also be entitled to such other remedies as may be available at law or in equity in the event of default by Tenant hereunder.

     Tenant, for Tenant, and on behalf of any and all persons claiming by, through or under Tenant, including creditors of all kind, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the Premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

25.  SEVERAL LIABILITY.

     If the Tenant shall be one or more individuals, corporations or other entities, whether or not operating as a partnership or joint venture, then each such individual, corporation, entity, joint venture or partner shall be deemed to be both jointly and severally liable for the payment of the entire rent and other payments specified herein and all other duties and obligations of Tenant hereunder.

26.  ESTOPPEL CERTIFICATES.

     Tenant agrees at any time and from time to time upon five (5) days' prior notice by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not, to the best knowledge of the signer of such certificate, Landlord is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, and such other matters as Landlord may request, it being intended that any such statement hereunder may be relied upon by any third part not a party to this Lease.

27.  NOTICES.

     Any notices required to be served in accordance with the terms of this Lease shall be in writing and served by registered or certified mail, or delivered in person and duly acknowledged, as follows:

        To Tenant:        Jack Reichert
                          ITI Technologies, Inc.
                          2266 North Second Street
                          North St. Paul, MN 55109

        To Landlord:      G. D. Package Machinery, Inc.
                          501 Southlake Boulevard
                          Richmond, VA 23236

     Either party may at any time designate by written notice to the other a change in the above addresses or addressees. All notices, demands and requests which shall be served by registered or certified mail in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be mailed by United States registered or certified mail as aforesaid in any Post Office or Branch Post Office regularly maintained by the United States Government.

28.  SEPARABILITY.

     If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

29.  CAPTIONS.

     All headings in this Lease are intended for convenience of reference only and are not to be deemed or taken as a summary of the provisions to which they pertain or as a construction thereof.

30.  SUCCESSORS AND ASSIGNS.

     Except as otherwise provided, the covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant, and their respective heirs, distributees, executors, administrators, successors and assigns.

31.  GOVERNING LAW.

     This Lease was made in the state of Virginia and shall be governed by and construed in all respects in accordance with the laws of the State of Virginia.

32.  INCORPORATION OF PRIOR AGREEMENTS.

     This Lease contains all agreements of the parties with respect to any matters contained herein. No prior agreement or understanding pertaining to any such matter shall be affected. This Lease may be modified only in writing and signed by the parties in interest at the time of the modification.

33.  CUMULATIVE REMEDY.

     No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

34.  AGENCY.

     The Landlord, in appointing MORTON G. THALHIMER, INC., as its Agent herein does so for and in consideration of its services in securing the Tenant herein and the negotiation of the Lease, and agrees to pay said Agent a commission as set forth below:

     Four percent (4%) of the annual base rent of the initial term of the Lease shall be payable to MORTON G. THALHIMER, INC., upon commencement of the Lease. There shall be NO commissions paid on any extensions or renewals of the Lease.

35.  ATTORNEY'S FEES.

     If Landlord or Tenant shall bring action against the other to enforce the terms hereof or declare rights hereunder, and prevails in any such action, the other party shall pay the attorney's fees incurred by the prevailing party.

36.  AUCTIONS.

     Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

37.  RECORDING.

     Either Landlord or Tenant shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this lease suitable for recording purposes.

38.  EASEMENTS.

     Landlord reserves to itself the right, from time to time to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of Subdivision Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the permitted use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.

39.  RULES AND REGULATIONS.

     Tenant shall faithfully observe and comply with the Rules and Regulations set forth in Exhibit "B", which is attached hereto and made a part hereof. Landlord may, from time to time, delete or modify existing Rules and Regulations or adopt new Rules and Regulations for use, safety, cleanliness and care of the Premises, the Southport Corporate Center, and the comfort, quiet and convenience of occupants of Southport Corporate Center. Modifications or additions to the Rules and Regulations will be effective upon notice to the Tenant from Landlord. Landlord shall not be responsible to Tenant for non-performance of any such Rules and Regulations by any other tenant of Southport Corporate Center. In the event of any conflict between the provisions of the Lease and the Rules and Regulations, the provisions of the Lease shall govern.

40.  AUTHORITY.

     If Tenant is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

41.  MISCELLANEOUS.

      (a) As used in this Lease, and where the context requires: (1) the masculine shall be deemed to include the feminine and neuter and vice-versa; and (2) the singular shall be deemed to include the plural and vice-versa.

      (b) Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage, and any emergency statutory or any other statutory remedy.

      (c) Tenant covenants and agrees that it shall not inscribe, affix, or otherwise display signs, advertisements or notices in, on, upon or behind any windows or on any door, partition or other part of the interior or exterior of the building without the prior written consent of the Landlord. If such consent be given by Landlord, any such sign, advertisement or notice shall be inscribed, painted or affixed by Landlord, or a company approved by Landlord, but the cost of same shall be charged to and be paid by Tenant, and Tenant agrees to pay the same promptly, on demand.

      (d) Tenant covenants and agrees that it shall not attach or place awnings, antennas or other projections to the outside walls or any exterior portion of the building. No curtains, blinds, shades or otherwise shall be attached to or hung in, or used in connection with any window or door of the Premises, without the prior written consent of Landlord.

      (e) Tenant further covenants and agrees that it shall not pile or place or permit to be placed any goods on the sidewalks or parking lots in the front, rear or sides of the building, or to block said sidewalks, parking lots and loading areas and not to do anything that directly or indirectly will take away any of the rights or ingress or egress or of light from any other tenant of the Landlord.

      (f) Tenant waives statutory notice to quit prior to commencement of an action for summary possession for nonpayment of rent.

      (g) Except as otherwise expressly provided, Landlord or Agent shall not be deemed to have waived any of the provisions hereof unless the waiver be in writing and signed by the party against whom waiver is sought to be enforced.

42.  AGENCY DISCLOSURE.

     Tenant and Landlord hereby confirm the following: MORTON G. THALHIMER, INC. has acted in this transaction as agent for the Landlord. Oral or written disclosure of such representation was provided to both Tenant and Landlord prior to the signing of this lease.

     Landlord and Tenant have carefully read and reviewed this Lease and each term and provision contained herein and, by execution of this Lease, show their informed and voluntary consent thereto. The parties hereby agree that, at the time this Lease is executed, the terms of this Lease are commercially reasonable and effectuate the intent and purpose of Landlord and Tenant with respect to the Premises. The Parties shall rely solely upon the advice of their own legal counsel as to the legal and tax consequences of this Lease.

     In witness whereof, Landlord and Tenant have respectively signed and sealed this Lease of the day and year first above written.

WITNESS                                  LANDLORD:  G.D. PACKAGE MACHINERY, INC.
                                                    A VIRGINIA CORPORATION

/s/ (illegible signature)                /s/ (illegible signature)
----------------------------------       -------------------------------------
Name



WITNESS                                  TENANT:  ITI TECHNOLOGIES, INC.
                                                  A DELAWARE CORPORATION

/s/ (illegible signature)                /s/ (illegible signature)
----------------------------------       -------------------------------------
Name                                          Vice President, Customer Service



                                   EXHIBIT "B"

                RULES AND REGULATIONS SOUTHPORT CORPORATE CENTER

         1. Signs, etcetera. No sign, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Suite entry door signs will be supplied by Landlord.

         2. Awnings. No awning shall be permitted on any part of the Premises.

         3. No Unsightly Materials. No tenant shall place anything (including but not limited to blinds, shades screens, or hanging plants) against or near glass partitions or doors or windows which may appear unsightly from outside such tenant's premises.

         4. Rights of Third Parties. No tenant shall obstruct or interfere with the rights of others to use any Building sidewalks, halls, exits, entrances, elevators, stairways, loading docks or parking areas. The common areas of the Building are not for the general public, and Landlord retains the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants including any person who appears to Landlord to be intoxicated or under the influence of liquor or drugs; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant is dealing in the ordinary course of business, unless such persons are engaged in illegal activities or unless such persons violate the terms of the lease agreement between Landlord and such tenant or these Rules and Regulations.

         5. Roof. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building unless pursuant to an approved maintenance agreement and after notice to Landlord.

         6. Janitorial Services. Each tenant shall provide its own cleaning and janitorial services. Each tenant shall keep the loading docks, stoops and stairs adjacent to its premises free of dirt, grime, snow and ice.

         7. Keys and Locks. Landlord will furnish each tenant, free of charge, with two keys to each door lock in the premises demised to such tenant. Landlord may make reasonable charge for any additional keys. No tenant shall alter any lock or install a new additional lock or bolt on any door of its premises. Upon the termination of its tenancy, each tenant shall deliver to Landlord all keys for all doors.

         8. Truck Parking. No trucks shall be parked at any time at any location other than at each tenant's loading dock positions.

         9. Load Limits: Vibrations. No tenant shall place a load upon any floor of the Building which exceeds the load per square foot which such floor was designed to carry. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy objects. Business machines and mechanical equipment which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be placed and maintained by any such tenant, at such tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

         10. Use Restrictions. No tenant shall (i) use or keep in its premises or the Building any kerosene, gasoline or flammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment or forklifts or (ii) use any combustible fluids for heating, warming, or lighting. No tenant shall use or permit to be used in the Building any foul or noxious gas or substance, or permit or allow the Building to be occupied or used in a manner offensive or objectionable to Landlord or other tenants of the Building by reason of noise, odors or vibrations, or bring into or keep in or about the Building any birds, animals (except for seeing eye dogs), bicycles or other vehicles not required for the conduct of such tenant's business.

         11. Heating. No tenant shall use any method of heating (including but not limited to the use of kerosene heaters) or air-conditioning other than that supplied by Landlord.

         12. Building Systems. Each tenant shall cooperate with Landlord to assure the effective operation of the Building's heating and air-conditioning systems and shall comply with any governmental energy-saving rules, laws or regulations.

         13. Building Names & Address. Landlord reserves the right, exercisable on thirty (30) days notice and without liability to any tenant, to change the name and street address of the Building.

         14. Closing Premises. Each tenant shall close and lock the doors of its premises and entirely shut off all water faucets or other water apparatus and electricity, gas and air outlets before its employees leave the premises. Each tenant shall be responsible for any damage or injuries sustained as a result of noncompliance with this rule.

         15. Vending Machines. No tenant shall install, maintain or operate any vending machine within the Building without the written consent of Landlord, provided such consent shall not be required for the installation, maintenance and use within a tenant's premises of not more than two (2) soft drink vending machines.

         16. Retail Sales: Canvassing. No tenant shall sell or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Building. No tenant shall make any room-to-room solicitation of business from other tenants in the Building and each tenant acknowledges that canvassing and peddling of any kind in the Building are prohibited.

         17. Antennas. No tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. No tenant shall interfere with radio or television broadcasting or reception from or in the Building.

         18. Walls and Floors. Other than for the hanging of artwork, no tenant shall mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any material way deface the Building or any part thereof. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Building or any part thereof. No tenant shall cut or bore holes for wires or affix any floor covering to the floor of the Building or any part thereof in any manner except as approved by Landlord. Each tenant shall repair any damage resulting from noncompliance with this rule.

         19. Trash. Each tenant in the Building shall store all its trash and garbage within its premises. No tenant shall store any materials outside its premises, including but not limited to pallets, crates, machinery, or equipment. Landlord reserves the right to remove such materials at tenant's expense.

         20. Prohibited Uses. No tenant shall use the Building for the sale of merchandise to the general public, or for lodging.

         21. Material Handling Equipment. No tenant shall use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve.

         22. Use of Name. Without the prior written consent of Landlord, no tenant shall use the name of the Building in connection with or in promoting or advertising the business of such tenant except as such tenant's address.

         23. Emergency Procedures. Each tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency having jurisdiction.

         24. Protection Against Theft. Each tenant assumes any and all responsibility for protecting its premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to such premises closed.

         25. Landlord's Services. The requirements of tenants will be attended to only upon appropriate application to the offices of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

         26. Parking. No tenant (and no employees thereof) shall park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. No tenant shall leave vehicles in the Building parking areas overnight or park any vehicles in the Building parking areas other than automobiles, motorcycles, motor-driven or mopeds, bicycles or four-wheeled trucks.

         27. Temperature. Each tenant shall keep the temperature in its premises above 35 degrees Fahrenheit at all times.

         28. Third Party Services. Each tenant shall be responsible for entering into maintenance/service agreements for the HVAC equipment in its premises, and shall provide Landlord with copies of all maintenance and service agreements entered into by such tenant and with certificates of insurance from each provider of maintenance services evidencing the existence of insurance with carriers, in amounts and on terms and conditions satisfactory to Landlord.

         29. Enforcement of Rules and Regulations. Each tenant shall be responsible for the observance of all of the foregoing rules by such tenant's employees, agents, clients, customers, invitees and guests.

         30. Changes in Rules and Regulations. These Rules and Regulations may be modified or amended by Landlord from time to time in Landlord's sole discretion.